THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

                                     WARRANT

                   For the Purchase of Shares of Common Stock
                                       of
                          CREATIVE HOST SERVICES, INC.

                       Void After 5 P.M. December 21, 2003

No. __

           Warrant to Purchase Two Hundred Seventy Thousand (270,000)
                             Shares of Common Stock

      THIS IS TO CERTIFY, that, for value received, Fiser Correspondent Services, Inc., or registered assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, on or after the date hereof, and at any time prior to 5 P.M., Pacific Standard Time ("PST"), on December 21, 2003 but not thereafter, to purchase such number of shares of Common Stock, no par value ("Common Stock" or the "Shares"), of Creative Host Services, Inc., a California corporation (the "Company"), from the Company as set forth above and upon payment to the Company of an amount per Share of $1.48 (the "Purchase Price"), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive a certificate or certificates representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of Subscription Agreement attached hereto, including changes thereto reasonably requested by the Company, duly executed and accompanied by payment of the Purchase Price of each Share.

SECTION 1.
                              Terms of this Warrant

      1.1 Time of Exercise. This Warrant may be exercised at any time and from time to time after 9:00 A.M., PST, on the date hereof, (the "Exercise Commencement Date"), but no later than 5:00 P.M., December 21, 2003 (the "Expiration Time") at which time this Warrant shall become void and all rights hereunder shall cease.

      1.2 Manner of Exercise.

            1.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the form of Subscription Agreement attached hereto duly executed, to the Company at its corporate office in San Diego, California, and upon payment to the Company of the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified or cashier's check, or wired funds, and upon compliance with and subject to the conditions set forth herein.

            1.2.2 Upon receipt of this Warrant with the form of Subscription Agreement duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder or its nominee.

            1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

            1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Shares.

      1.3 "Cashless" Net Issue Exercise.

            1.3.1 Notwithstanding any provisions herein to the contrary, if the Current Market Price of one Share is greater than the Purchase Price, in lieu of exercising this Warrant by payment with cash, certified check, or wired funds, the Holder may elect to receive that number of Shares (as determined below) equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the corporate office of the Company together with the duly executed form of Subscription Agreement and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

            X = (Y (A-B))/A

      Where   X = the number of shares of Common Stock to be issued to the
                  Holder

              Y = the gross number of shares of Common Stock to be purchased

              A = the Current Market Price of one Share of the Company's Common
                  Stock on the day prior to exercise hereunder.

              B = Purchase Price.

            1.3.2 The Current Market Price shall be determined as follows:

                  (a) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by Nasdaq, Inc. ("NASDAQ"), the current value shall be the last reported sale price of that security on such exchange or system on the day for which the Current Market Price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

                  (b) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in good faith and in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company.

      1.4 Exchange of Warrant. This Warrant may be divided into, combined with or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to divide, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged. The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, combination or exchange of Warrants.

      1.5 Holder as Owner. Prior to surrender of this Warrant in accordance with
Section 1.6 for registration of assignment, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      1.6 Method of Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and accompanied by funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

      1.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. Notwithstanding the foregoing, prior to the occurrence of any of the following events, if such event occurs at any time prior to the expiration of this Warrant and prior to its exercise, namely,

            (a) any taking by the Company of a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, in each case as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or

            (b) any offer by the Company to the holders of its Common Stock of any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or

            (c) any capital reorganization or reclassification of the Common Stock, or sale of all or substantially all of the assets of the Company, or consolidation or merger of the Company with another entity, or

            (d) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company shall cause to be mailed to the Holder, at the earliest practicable time (and in any event not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also describe the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Shares and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate). Without limiting the obligation of the Company to provide notice to the Holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

      1.8 Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      1.9 Covenants of the Company. The Company covenants and agrees as follows:

            1.9.1 At all times the Company shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

            1.9.2 Prior to the issuance of any Shares upon exercise of this Warrant, the Company shall secure the listing of such Shares upon any securities exchange or automated quotation system upon which the Company's Common Stock is listed for trading.

            1.9.3 The Company covenants that all Shares when issued upon the exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

                                   SECTION 2.

                          Adjustment of Purchase Price
                 and Number of Shares Purchasable upon Exercise

      2.1 Stock Splits. If the Company at any time or from time to time after the issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

      2.2 Dividends and Distributions. In the event the Company at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this subsection
2.2 as of the time of actual payment of such dividends or distributions.

      2.3 Recapitalization or Reclassification. If the Shares issuable upon the exercise of the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then, and in any such event, the Holder shall thereafter be entitled to receive upon exercise of this Warrant such number and kind of stock or other securities or property of the Company to which a holder of Shares deliverable upon exercise of this Warrant would have been entitled on such reclassification or other change, subject to further adjustment as provided herein.

      2.4 Sale of the Company. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant such number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Shares deliverable upon exercise would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the holders of the Warrants after the reorganization, merger, consolidation or sale to the end that the provisions of this Section (including adjustment of the Purchase Price then in effect and number of shares purchasable upon exercise of the Warrants) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

      2.5 Observance of Duties. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Exercise Rights of the holders of the Warrants against dilution or other impairment.

                                   SECTION 3.
                  Registration Under the Securities Act of 1933

      3.1 Registration and Legends. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended ("the Act"). Upon exercise, in whole or in part, of this Warrant, the certificates representing the Shares shall bear the following legend:

      THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH

      REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR
      (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

      3.2 Registrable Securities. For purposes of this Agreement, "Registrable Securities" shall mean the securities issued or issuable upon conversion of the 12% Secured Convertible Notes issued by the Company pursuant to that certain Private Placement Memorandum dated December 15, 1998 (the "Memorandum") and the securities issued or issuable upon exercise of the warrants issued by the Company pursuant to the Memorandum.

      3.3 Demand Registration Rights. On one occasion at any time before the Expiration Date, the Company shall, upon the demand of the holders of a majority of the Registrable Securities, register such securities and file all necessary undertakings with the Securities and Exchange Commission (the "SEC") so as to permit the Holder the right to sell publicly the Shares issued on exercise of this Warrant. The Company will bear all expenses attendant to registering the Registrable Securities (subject to Section 3.5(e)).

      3.4 Piggyback Registration Rights. In the event that the right to demand that the Registrable Securities be registered pursuant to Section 3.3 has not been exercised, the Company agrees to include any Shares issuable upon exercise of this Warrant in any registration statement filed by the Company at any time after the Exercise Commencement Date and before the Expiration Date.

      3.5 Covenants Regarding Registration. In connection with any registration under Section 3.3 or 3.4 hereof, the Company covenants and agrees as follows:

            (a) The Company shall, within sixty (60) days after receipt of written demand from the holders of a majority of the Registrable Securities pursuant to Section 3.3, take all steps necessary to effectuate preparation and filing with the SEC of the registration statement as required by and in compliance with the Act. Such registration statement shall be on Form S-3 or other appropriate form as determined by the Company.

            (b) The Company shall keep such registration statement effective for the lesser of (i) twenty-four (24) months or (ii) the period of time in which the holders of securities covered by such registration statement have effected the distribution of their Shares. During such period the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c) The Company shall notify each holder of Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            (d) The Company shall furnish to such holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

            (e) The Company shall pay all costs, fees, and expenses in connection with the registration statements under Section 3.3 and Section 3.4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (i) underwriting discounts and commissions allocable to the Shares, (ii) state transfer taxes, (iii) brokerage commissions, (iv) fees and expenses of counsel and accountants for the holders of this Warrant or the Shares.

            (f) The Company will take all necessary action which may be required in qualifying or registering the Shares covered by such registration statement or post-effective amendment or new registration statement for offering and sale under the securities laws of such states as are reasonably requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (g) The Holder shall be entitled to pay the Purchase Price for the Shares purchasable upon the exercise of this Warrant out of the proceeds of any sale of the Shares purchasable upon its exercise.

      3.6 Indemnity.

            3.6.1 The Company shall indemnify and hold harmless each person registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Common Stock from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of the Act; provided, however, that the indemnity agreement set forth in this Section 3.6 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

            3.6.2 Each Seller which avails itself of the procedures under this
Section 3 shall indemnify, and secure the agreement of any underwriter which the Seller employs to indemnify, the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

      3.7 Survival of Obligations. The agreements in this Section 3 shall continue in effect regardless of the exercise and surrender of this Warrant.

                                   SECTION 4.
                                  Other Matters

      4.1 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

      4.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Company, as follows:

                          Creative Host Services, Inc.
                         6335 Ferris Square, Suites G-H
                           San Diego, California 92121

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

      4.3 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Colorado.

      4.4 Parties Bound and Benefitted. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and permitted assigns.

      4.5 Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

      IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of December 21, 1998.

                                        CREATIVE HOST SERVICES, INC.

                                        By:
                                            ------------------------------------
                                            Sayed Ali, President

                          CREATIVE HOST SERVICES, INC.

                              Assignment of Warrant

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto _____________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated: _________________________

                                    Signed: ____________________________________

Signature guaranteed:

________________________________

                          CREATIVE HOST SERVICES, INC.
                          6335 Ferris Square, Suits G-H
                           San Diego, California 92121

               Subscription Agreement for the Exercise of Warrants

      The undersigned hereby irrevocably subscribes for the purchase of _____________ Shares pursuant to and in accordance with the terms and conditions of this Warrant, which Shares should be delivered to the undersigned at the address stated below. If said number of Shares are not all of the Shares purchasable hereunder, a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder should be delivered to the undersigned at the address stated below.

      The undersigned elects to pay the aggregate Purchase Price for such Shares in the following manner:

            |_| by the enclosed cash or check made payable to the Company in the amount of $________;

            |_| by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Notice pursuant to the instructions of the Company; or

            |_|   by cashless exercise pursuant to Section 1.3 of the Warrant.

      The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Shares unless either (a) a registration statement, or post-effective amendment thereto, covering the Shares has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) counsel reasonably satisfactory to Creative Host Services, Inc. has rendered an opinion in writing and addressed to Creative Host Services, Inc. that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) Creative Host Services, Inc. may notify the transfer agent for the Shares that the certificates for the Shares acquired by the undersigned are not to be transferred unless the transfer agent receives advice from Creative Host Services, Inc. that one or both of the conditions referred to in (1)(a) and
(1)(b) above have been satisfied; and (3) Creative Host Services, Inc. may affix the legend set forth in Section 3.1 of this Warrant to the certificates for the Shares hereby subscribed for, if such legend is applicable.


Dated: _____________________________    Signed: ________________________________

Signature guaranteed:                   Address: _______________________________

                                        ________________________________________

____________________________________